EXHIBIT 23.2







      CONSENT OF INDEPENDENT PETROLEUM ENGINEERS AND CONSULTANTS


As independent petroleum consultants, we hereby consent to the incorporation of our reports included in this Form 10-K into Snyder Oil Corporation's Registration Statement Nos. 33-54809 and 33-64219.




                                NETHERLAND, SEWELL & ASSOCIATES, INC.



                               By:/s/ Frederic D. Sewell
                                  -----------------------------------
                                  Frederic D.  Sewell
                                  President




Dallas, Texas
March 21, 1996